Restricted Net Assets	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
Restricted Net Assets
2
3
.    RESTRICTED NET ASSETS
The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the VIE and subsidiaries of the VIE incorporated in PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The consolidated results of operations reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s subsidiaries.
Under PRC law, the Company’s subsidiaries, VIE and the subsidiaries of the VIE located in the PRC (collectively referred as the “PRC entities”) are required to provide for certain statutory reserves, namely a general reserve, an enterprise expansion fund and a staff welfare and bonus fund. The PRC entities are required to allocate at least 10% of their after tax profits on an individual company basis as determined under PRC accounting standards to the statutory reserve and has the right to discontinue allocations to the statutory reserve if such reserve has reached 50% of registered capital on an individual company basis. In addition, the registered capital of the PRC entities is also restricted.
Appropriations to the enterprise expansion fund and staff welfare and bonus fund are at the discretion of the Board of Directors of the subsidiary. The PRC entities are also subject to similar statutory reserve requirements. These reserves can only be used for specific purposes and are not transferable to the Company in the form of loans, advances or cash dividends.
Amounts restricted that include paid in capital and statutory reserve funds, as determined pursuant to PRC GAAP, are RMB5,171 million and RMB6,431 million (US$924 million) as of December 31, 2018 and 2019, respectively.